                                                                    Exhibit 10.6

        SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

     This SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment") is entered into this 27th day of June, 2003, to be effective for all purposes as of June 27, 2003 (the "Amendment Effective Date"), by and among QUICKSILVER RESOURCES INC., a Delaware corporation (the "Borrower"), the Subsidiary Guarantors defined herein, the undersigned Banks, and BANK OF AMERICA, N.A. as administrative agent (the "Administrative Agent") for the Banks and as a Bank. Capitalized terms which are used herein without definition and which are defined in the Agreement referred to below shall have the meanings ascribed to them in the Agreement.

     WHEREAS, the Borrower, the Administrative Agent and the Banks are parties to that certain Fourth Amended and Restated Credit Agreement dated as of May 13, 2002, as amended by that certain First Amendment dated as of September 25, 2002 (the "Agreement"); and

     WHEREAS, the Borrower desires to issue the Subordinate Notes and to use part of the proceeds thereof to repay the 14.75% Subordinate Notes, and the Borrower, the Administrative Agent and the undersigned Banks desire to modify certain terms of the Agreement, subject to the terms hereof;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Amendments to the Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to satisfaction of the conditions precedent set forth in Section 3 of this Second Amendment, the Agreement is hereby amended as follows:

     (a) Amendments to Section 2.1 (Definitions). (i) The definitions of "Change of Control," "Obligations," "Permitted Redemption," "Restricted Payment," "Subordinate Debt," "Subordinate Note Agreement," "Subordinate Notes," "Subordination Agreement" and "TCW Agent" are amended in their entirety to read as set forth below, and the definitions of "14.75% Subordinate Notes," "14.75% Subordinate Noteholders," "53 Million Subordinate Debt," "$53 Million Subordinate Note Agreement," and "Subordinate Note Collateral Agent" are added in the form set forth below:

               "14.75% Subordinate Notes" means, collectively, each of Borrower's 14.75% Second Mortgage Notes due March 30, 2009.

               "14.75% Subordinate Noteholders" means each holder of 14.75% Subordinate Notes and their successors and assigns.

               "$53 Million Subordinate Debt" means all Debt of Borrower outstanding under the $53 Million Subordinate Note Agreement.

               "$53 Million Subordinate Note Agreement" means that certain Note Purchase Agreement dated as of March 31, 2000 by and among the Borrower, TCW Agent and 14.75% Subordinate Noteholders.

               "Change of Control" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) other than the Darden Group, of Equity Interests representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated by the board of directors of the Company nor (ii) appointed by directors a majority of whom was so nominated.

               "Obligations" means all present and future indebtedness, obligations and liabilities, and all renewals and extensions thereof, or any part thereof, of each Credit Party to Administrative Agent or to any Bank or any Affiliate of any Bank arising pursuant to the Loan Papers or pursuant to any Hedge Agreement or Hedge Transaction with any Bank or any Affiliate of any Bank while such Person or its Affiliate is a party to this Agreement, and all interest accrued thereon and costs, expenses, and attorneys' fees incurred in the enforcement or collection thereof, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several or joint and several.

               "Permitted Redemption" means (a) the retirement, redemption or payment at any time and from time to time by Borrower or any Affiliate of Borrower of all or a portion of the principal of and interest on the Mercury Subordinate Debt prior to the stated maturity thereof, or
          (b) delivery of gas volumes at any time and from time to time prior to the stated delivery date thereof by Borrower or any Affiliate of Borrower under the Falcon Seaboard Settlement Agreement.

               "Restricted Payment" means, with respect to any Person, (a) any Distribution by such Person, or (b) the retirement, purchase, repurchase, redemption, defeasance or prepayment prior to scheduled maturity by such Person or any Affiliate of such Person of any Debt (other than the Subordinate Debt) of such Person, other than Permitted Redemptions.

               "Subordinate Debt" means all Debt of Borrower and the Subsidiary Guarantors outstanding under the Subordinate Note Agreement, including all renewals and extensions thereof to the extent permitted hereunder.

               "Subordinate Note Agreement" means that certain $70,000,000 Note Purchase Agreement dated June 27, 2003 by and among the Borrower, Subordinate Note Collateral Agent and Subordinate Noteholders, as the same may be modified, amended, renewed, extended or restated from time to time to the extent permitted hereunder and under the Subordination Agreement.

               "Subordinate Note Collateral Agent" means BNP Paribas as Collateral Agent for the Subordinate Noteholders under the Subordinate Note Agreement.

               "Subordinate Notes" means, collectively, each of Borrower's Senior Subordinated Second Lien Mortgage Notes due December 31, 2006.

               "Subordination Agreement" means the terms and provisions of the Subordinate Note Agreement with respect to subordination of the Subordinate Debt, including without limitation Article XVI of the Subordinate Note Agreement, as the same may be renewed, extended, amended and restated from time to time to the extent permitted hereunder.

               "TCW Agent" means TCW Asset Management Company, a California corporation, as collateral agent for the 14.75% Subordinate Noteholders under the $53 Million Subordinate Note Agreement."

     (ii) Clause (i) of the definition of "Permitted Encumbrances" is amended in its entirety to read as follows: "(i) Liens in favor of the Subordinate Noteholders or their collateral agent to secure the Subordinate Debt which are junior, subordinate and inferior to the Liens of the Mortgages;".

     (b) Amendment to Section 9.23(a) (Subordinate Debt). Subsection (a) of
Section 9.23 of the Agreement is amended by (i) substituting "$70,000,000" for "$53,000,000" wherever the latter appears, and (ii) deleting the parenthetical clause "(except as otherwise permitted in the Subordinate Note Agreement in connection with the issuance of new notes in lieu of the payment of cash interest thereunder)."

     (c) Amendment to Section 11.2 (Restricted Payments). Clause (ii) of subsection (d) of the second proviso in Section 11.2 of the Agreement is deleted in its entirety, and clause (iii) is renumbered as clause (ii); and renumbered clause (ii) is amended in its entirety to read as follows: "(ii) repurchase, during the term of this Agreement, a portion of its common stock, par value $.01 per share, for an aggregate and cumulative purchase price of not more than $5,000,000 (as such $5,000,000 may be reduced by any prepayments or redemptions of Subordinate Debt to the extent permitted by Section 11.14 hereof)."

     (d) Amendment to Section 11.6 (Amendment to Organizational Documents; Other Material Agreements). Section 11.6 of the Agreement is amended in its entirety to read as follows: "Borrower will not, nor will Borrower permit any other Credit Party to, enter into or permit any modification or amendment of, or waive any material right or obligations of any Person under, (a) its certificate or articles of incorporation, bylaws, partnership agreement, regulations or other organizational documents other than amendments, modifications and waivers which could not, individually or in the aggregate, result in a Material Adverse Change, (b) the Subordinate Note Documents, (c) the Section 29 Documents, (d) the Mercury Subordinate Note, and (e) the Commodity Price Risk Policy; provided, that if Borrower exercises one or more of its options to repurchase Mineral Interests pursuant to rights of repurchase granted to Borrower or its predecessor pursuant to the Section 29 Documents, Borrower may amend, terminate, cancel or release any and all of the Section 29 Documents other than the Mortgages in favor of the Administrative Agent (which Mortgages shall remain in effect) as reasonably necessary to consummate any such repurchases in accordance with the Section 29 Documents; provided further, that Borrower may enter into amendments to the Subordinate Note Documents which do not provide for or have any of the following effects: (i) increase the aggregate principal amount of the Subordinate Debt beyond the $70,000,000 presently outstanding (as reduced by any prepayments or redemptions to the extent permitted by Section 11.14 hereof or any other principal payments hereafter made with the express written consent of the Required Banks); (ii) increase the amount of any scheduled payment of principal or interest on the Subordinate Debt; (iii) hasten or accelerate the date upon which any installment of principal or interest of any Subordinate Debt is due or otherwise accelerate the amortization schedule with respect to such Subordinate Debt; (iv) increase the rate of interest payable in cash accruing on the Subordinate Debt (other than any increase to the `Default Rate' in the circumstances already provided for in the Subordinate Note Agreement), or impose any additional premium or penalty in connection with the prepayment or late payment of the Subordinate Debt; (v) provide for the payment of additional fees or for any increase in existing fees in connection with any Subordinate Debt;
(vi) add any covenant or obligation of Borrower to any Subordinate Noteholder which is not contained in this Agreement as then in effect; or (vii) amend or modify any covenant, obligation or default of Borrower to any Subordinate Noteholder (including, without limitation, financial ratios) in a manner which makes such covenants, obligations or defaults more restrictive or onerous than those contained in the Subordinate Note Agreement as in effect on June 27, 2003 or in this Agreement as then in effect. The Subordinate Noteholders shall be entitled to receive fees for amendments (to the extent such amendments are permitted hereby), providing consents, waiving defaults or granting forbearances (but solely to the extent such fees are customary, do not exceed market rates and are permitted by the Subordination Agreement), and to the reimbursement of any reasonable out-of-pocket expenses (including fees of attorneys, appraisers, consultants and advisors) relating thereto in accordance with the terms of the Subordinate Notes."

     (e) Amendment to Section 11.7 (Use of Proceeds). Section 11.7 is amended by amending clause (d) thereof in its entirety to read as follows: "(d) to finance the Permitted Redemptions and prepayments or redemptions of Subordinate Debt, in each instance to the extent permitted by Section 11.14 hereof."

     (f) Amendment to Section 11.14 (Subordinate Debt, Mercury Subordinate Debt, and Falcon Seaboard Settlement Agreement). Section 11.14 is amended in its entirety to read as follows: "In addition to the other restrictions contained in this Article XI, Borrower will not, nor will Borrower permit any other Credit Party to, directly or indirectly, (a) make any payment of principal of the Subordinate Debt or any other item of the Subordinate Debt (other than accrued interest thereon) or payment in respect of the purchase, repurchase, redemption or defeasance of principal or such other item of the Subordinate Debt (other than accrued interest thereon) at any time prior to the earlier of (i) the termination of all Commitments and the payment and performance in full of the Obligations or (ii) the scheduled maturity of the Subordinate Debt, or any prepayment of interest of the Subordinate Debt or payment in respect of any purchase, repurchase, redemption or defeasance of interest of the Subordinate Debt prior to the time that such interest is due, except as expressly permitted by the terms hereof and by the terms of the Subordination Agreement, or permit the outstanding principal balance of the Subordinate Notes to exceed $70,000,000; (b) make any payment on or with respect to any Mercury Subordinate Debt, except as expressly permitted by the terms of this Agreement and by the terms of the Mercury Subordinate Note, or permit the outstanding principal balance of the Mercury Subordinate Note to exceed $4,000,000; or (c) make any delivery on or with respect to the Falcon Seaboard Settlement Agreement, except as expressly permitted by the terms of the Falcon Seaboard Settlement Agreement; provided, however, that Borrower may (x) make Permitted Redemptions of the Mercury Subordinate Debt and under the Falcon Seaboard Settlement Agreement, and (y) prepay, retire or redeem at any time and from time to time all or a portion of the principal of, interest on and Make-Whole Amount (as defined in the Subordinate Note Agreement) of the Subordinate Debt prior to the scheduled maturity thereof, in each instance so long as, and only so long as, both immediately before and after giving effect thereto, (i) no Default, Event of Default, or Borrowing Base Deficiency has occurred and is continuing or results therefrom, and (ii) at least $10,000,000 of Availability exists at the time thereof; provided further, that Borrower may prepay, retire or redeem at any time and from time to time all or a portion of the principal of, interest on and Make-Whole Amount of the Subordinate Debt prior to the scheduled maturity thereof so long as, and only so long as, both immediately before and after giving effect thereto, (i) no Default, Event of Default, or Borrowing Base Deficiency has occurred and is continuing or results therefrom, and (ii) the aggregate and cumulative amount of all such prepayments or redemptions of Subordinate Debt, together with the aggregate and cumulative amount of all repurchases of the Company's common stock, par value $.01 per share (to the extent such repurchases of common stock are permitted by this Agreement), does not exceed $5,000,000. Administrative Agent and the Banks agree to enter into any amendment, waiver or other document, letter or agreement under the Subordinate Note Documents in order to permit the prepayment, retirement or redemption thereunder, subject to the restrictions set forth in this Section 11.14."

     (g) Amendment to Section 13.1 (Events of Default). Paragraph (o) of Section
13.1 is amended by substituting "Subordinate Note Collateral Agent" for "TCW Agent" wherever the latter appears.

     SECTION 2. Representations and Warranties. To induce the Administrative Agent and the Banks to enter into this Second Amendment, the Borrower represents and warrants to the Administrative Agent and to each Bank that:

     (a) The execution, delivery and performance by Borrower of this Second Amendment are within Borrower's corporate powers and have been duly authorized by all necessary corporate action. This Second Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its respective terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar Laws affecting creditors' rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

     (b) The representations and warranties set forth in Article IX of the Agreement are true and correct on and as of the date of execution hereof and as of the Amendment Effective Date, and will be true and correct after giving effect to this Second Amendment, as if made on and as of the date of execution hereof and as of the Amendment Effective Date.

     (c) As of the date of execution hereof and as of the Amendment Effective Date, at the time of and after giving effect to this Second Amendment, no Default or Event of Default has occurred and is continuing.

     (d) No approval, consent, exemption, authorization or other action by, or notice to, or filing (other than routine informational filings with the SEC) with, any Governmental Authority is necessary or required in connection with the execution and delivery of this Second Amendment or the performance by the Borrower of its obligations hereunder. The execution, delivery and performance of this Second Amendment and the other documents and transactions contemplated hereby does not and will not (i) contravene the terms of the Borrower's organization documents; (ii) conflict with or result in any breach or contravention of, or result in or require the imposition or creation of any Lien under, any document evidencing any material Contractual Obligation to which the Borrower is a party or any order, injunction, writ or decree of any Governmental Authority to which the Borrower is subject; or (iii) violate any Laws.

     (e) Borrower has no defenses to payment, counterclaim or rights of set-off with respect to the Obligations existing on the date hereof.

     SECTION 3. Conditions of Effectiveness. The amendments to the Agreement set forth in Section 2 of this Second Amendment shall be effective as of the Amendment Effective Date upon satisfaction of the following conditions precedent:

          (a) Amendment. The Administrative Agent shall have received counterparts of (i) this Second Amendment duly executed by the Borrower, each Subsidiary Guarantor, and the Required Banks and (ii) the Subordinate Note Agreement duly executed by the Borrower, the Subordinate Note Collateral Agent, and the Subordinate Noteholders. The terms and provisions of the Subordinate Note Agreement shall be satisfactory to the Administrative Agent and the Required Banks in their sole discretion.

          (b) Payment of Fees and Expenses. The Borrower shall have paid all accrued, unpaid fees, costs and expenses owed pursuant to this Second Amendment, the Agreement or any other agreement between the Borrower and the Administrative Agent or any Bank pertaining thereto, to the extent then due and payable, together with reasonable fees and expenses of counsel for the Administrative Agent to the extent then invoiced prior to or on the closing date of this Second Amendment.

          (c) Certificate (Closing of Subordinate Debt). The Administrative Agent shall have received a certificate signed by an Authorized Officer of Borrower certifying that (i) the Borrower is consummating the Subordinate Debt closing in accordance with the terms of the Subordinate Note Documents, with all material conditions precedent thereto having been satisfied in all material respects by the parties thereto, (ii) the $53 Million Subordinate Debt is being paid in full with a portion of the proceeds of the Subordinate Notes, and (iii) all Liens securing the $53 Million Subordinate Debt have been released.

          (d) Copy of New Subordinate Note Documents. The Administrative Agent shall have received a certificate of an Authorized Officer of Borrower, identifying the Subordinate Note Documents; true and correct copies of the Subordinate Note Documents shall be attached to such certificate or shall have been previously delivered to the Administrative Agent. The terms and provisions of the Subordinate Note Documents shall be satisfactory to the Administrative Agent in its sole discretion.

          (e) No Material Adverse Change. The Administrative Agent shall have received a certificate signed by an Authorized Officer of Borrower certifying that no event or circumstance has occurred that has resulted or would reasonably be expected to result in a Material Adverse Change.

          (f) No Default. The Administrative Agent shall have received a certificate signed by an Authorized Officer of Borrower certifying that as of the Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

          (g) Legal Opinions. The Administrative Agent shall have received an opinion of Cantey & Hanger, L.L.P., counsel to the Borrower, in form and substance satisfactory to the Administrative Agent and its counsel.

          (h) Other. The Administrative Agent shall have received such other approvals, opinions and documents as the Administrative Agent deems appropriate.

Upon satisfaction of the foregoing conditions precedent set forth in this
Section 3, the Administrative Agent shall notify the Borrower and the Banks in writing.

     SECTION 4. Costs, Expenses. The Borrower agrees to pay on demand all reasonable fees and expenses of counsel for the Administrative Agent and all other costs and expenses of the Administrative Agent incurred in connection with the preparation, negotiation, execution and delivery of this Second Amendment and related documents and instruments.

     SECTION 5. Effect of Amendment. This Second Amendment (i) except as provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Agreement or of any of the instruments or agreements referred to therein and (ii) shall not prejudice any right or rights which the Administrative Agent or the Banks may now have under or in connection with the Agreement, as amended by this Second Amendment. Except as otherwise provided by this Second Amendment, all of the terms, conditions and provisions of the Agreement, as amended shall remain the same. It is declared and agreed by each of the parties hereto that the Agreement, as previously amended and as amended hereby, shall continue in full force and effect, and that this Second Amendment and such Agreement shall be read and construed as one instrument. The Borrower hereby acknowledges and agrees that the Obligations are the legal, valid and binding obligations of the Borrower without offset, counterclaim or defense, remain in full force and effect, are unimpaired by this Second Amendment and are hereby affirmed by the Borrower. Borrower and each of the other Credit Parties hereby confirm and agree that all Liens and other security now or hereafter held by the Administrative Agent for the benefit of the Banks as security for payment of the Obligations are the legal, valid and binding obligations of the Borrower and the Credit Parties, remain in full force and effect, are unimpaired by this Second Amendment, and are hereby ratified and confirmed as security for payment of the Obligations.

     SECTION 6. Ratification of Subsidiary Guarantees. Each Subsidiary of Borrower (other than Voyager) (each a "Subsidiary Guarantor," and collectively, the "Subsidiary Guarantors") hereby consents to the execution of this Second Amendment and reaffirms its guaranty of all of the Obligations of the Borrower pursuant to its respective Subsidiary Guaranty. Borrower and each Subsidiary Guarantor confirms and agrees that (a) neither the execution of this Second Amendment nor the consummation of the transactions described herein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower or any Subsidiary Guarantor under the Loan Papers and (b) the obligations evidenced and secured by the Loan Papers continue in full force and effect. Each Subsidiary Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in its respective Subsidiary Guaranty the due and punctual payment and performance of any and all amounts and obligations owed by the Borrower to the Banks under the Agreement and the other Loan Papers.

     SECTION 7. Authorization to Administrative Agent. By execution of a counterpart of this Second Amendment, each of the undersigned Banks does hereby approve the form of the Subordinate Note Agreement previously delivered to the Banks, with such changes thereto as may be approved by the Administrative Agent, and authorizes the Administrative Agent to take such action with respect thereto as the Administrative Agent deems appropriate.

     SECTION 8. Miscellaneous. THIS SECOND AMENDMENT AND THE OTHER LOAN PAPERS HAVE BEEN EXECUTED AND DELIVERED IN THE STATE OF TEXAS AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY STATE IN WHICH ANY PROPERTY INTENDED AS SECURITY FOR THE OBLIGATIONS IS LOCATED NECESSARILY GOVERN (A) THE PERFECTION AND PRIORITY OF THE LIENS IN FAVOR OF ADMINISTRATIVE AGENT AND BANKS WITH RESPECT TO SUCH PROPERTY, AND (B) THE EXERCISE OF ANY REMEDIES (INCLUDING FORECLOSURE) WITH RESPECT TO SUCH PROPERTY. All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. No provision of this Second Amendment shall be interpreted or construed against any Person solely because that Person or its legal representative drafted such provision. The headings, captions and arrangements used in this Second Amendment are, unless specified otherwise, for convenience of reference only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof. This Second Amendment may be executed in multiple counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Second Amendment until Borrower and Required Banks have executed and delivered a counterpart hereof. In proving this Second Amendment, it shall not be necessary to produce or account for more than one such counterpart. This Second Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                         [SIGNATURES BEGIN ON NEXT PAGE]

     THE AGREEMENT (AS AMENDED BY THIS SECOND AMENDMENT) AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

                                       QUICKSILVER RESOURCES INC.,
                                       a Delaware corporation


                                       By: /s/ Bill Lamkin
                                           -------------------------------------
                                           Name: Bill Lamkin
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

    THIS IS A SIGNATURE PAGE TO THE QUICKSILVER RESOURCES SECOND AMENDMENT TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                                       SUBSIDIARY GUARANTORS:

                                       BEAVER CREEK PIPELINE, L.L.C.


                                       By: /s/ Bill Lamkin
                                           -------------------------------------
                                           Name: Bill Lamkin
                                           Title: Vice President and Treasurer


                                       CINNABAR ENERGY SERVICES & TRADING, LLC


                                       By: /s/ Bill Lamkin
                                           -------------------------------------
                                           Name: Bill Lamkin
                                           Title: Vice President and Treasurer


                                       TERRA ENERGY LTD.


                                       By: /s/ Bill Lamkin
                                           -------------------------------------
                                           Name: Bill Lamkin
                                           Title: Executive Vice President and
                                                  Chief Financial Officer


                                       MERCURY MICHIGAN INC.


                                       By: /s/ Bill Lamkin
                                           -------------------------------------
                                           Name: Bill Lamkin
                                           Title: Executive Vice President and
                                                  Chief Financial Officer


                                       GTG PIPELINE CORPORATION


                                       By: /s/ Bill Lamkin
                                           -------------------------------------
                                           Name: Bill Lamkin
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

    THIS IS A SIGNATURE PAGE TO THE QUICKSILVER RESOURCES SECOND AMENDMENT TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                                       MGV ENERGY, INC.


                                       By: /s/ Brown Howard
                                           -------------------------------------
                                           Name: Brown Howard
                                           Title: VP Corporate Operation


                                       ENERGY ACQUISITION OPERATING CORPORATION


                                       By: /s/ Bill Lamkin
                                           -------------------------------------
                                           Name: Bill Lamkin
                                           Title: Executive Vice President and
                                                  Chief Financial Officer


                                       KRISTEN CORPORATION


                                       By: /s/ Bill Lamkin
                                           -------------------------------------
                                           Name: Bill Lamkin
                                           Title: Executive Vice President and
                                                  Chief Financial Officer


                                       TERRA PIPELINE COMPANY


                                       By: /s/  Bill Lamkin
                                           -------------------------------------
                                           Name: Bill Lamkin
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

    THIS IS A SIGNATURE PAGE TO THE QUICKSILVER RESOURCES SECOND AMENDMENT TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                                       BANK OF AMERICA, N.A., as Administrative
                                       Agent and as a Bank


                                       By: /s/ Richard Stein
                                           -------------------------------------
                                           Richard Stein
                                           Principal

    THIS IS A SIGNATURE PAGE TO THE QUICKSILVER RESOURCES SECOND AMENDMENT TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                                       BNP PARIBAS, as a Bank


                                       By: /s/ Brian Malone
                                           -------------------------------------
                                           Name: Brian Malone
                                           Title: Managing Director


                                       By: /s/ Betsy Jocher
                                           -------------------------------------
                                           Name: Betsy Jocher
                                           Title: Vice President

    THIS IS A SIGNATURE PAGE TO THE QUICKSILVER RESOURCES SECOND AMENDMENT TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                                       CIBC INC., as a Bank


                                       By: /s/ Marybeth Ross
                                           -------------------------------------
                                           Name: Marybeth Ross
                                           Title: Authorized Signatory

    THIS IS A SIGNATURE PAGE TO THE QUICKSILVER RESOURCES SECOND AMENDMENT TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                                       CREDIT LYONNAIS, NEW YORK BRANCH, as a
                                       Bank


                                       By: /s/ Philippe Soustra
                                           -------------------------------------
                                           Name: Philippe Soustra
                                           Title: Executive Vice President

    THIS IS A SIGNATURE PAGE TO THE QUICKSILVER RESOURCES SECOND AMENDMENT TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                                       COMPASS BANK, as a Bank


                                       By: /s/ John M. Falbo
                                           -------------------------------------
                                           Name: John M. Falbo
                                           Title: Senior Vice President

    THIS IS A SIGNATURE PAGE TO THE QUICKSILVER RESOURCES SECOND AMENDMENT TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                                       FORTIS CAPITAL CORP., as a Bank


                                       By: /s/ Christopher S. Parada
                                           -------------------------------------
                                           Name: Christopher S. Parada
                                           Title: Vice President


                                       By: /s/ Darrell W. Holley
                                           -------------------------------------
                                           Name: Darrell W. Holley
                                           Title: Managing Director

    THIS IS A SIGNATURE PAGE TO THE QUICKSILVER RESOURCES SECOND AMENDMENT TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                                       THE BANK OF NOVA SCOTIA, as a Bank


                                       By: /s/ Nadine Bell
                                           -------------------------------------
                                           Name: Nadine Bell
                                           Title: Senior Manager

    THIS IS A SIGNATURE PAGE TO THE QUICKSILVER RESOURCES SECOND AMENDMENT TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                                       WASHINGTON MUTUAL BANK, as a Bank


                                       By: /s/ Russell R. Otts
                                           -------------------------------------
                                           Name: Russell R. Otts
                                           Title: Vice President

    THIS IS A SIGNATURE PAGE TO THE QUICKSILVER RESOURCES SECOND AMENDMENT TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                                       STERLING BANK, as a Bank


                                       By: /s/ C. Scott Wilson
                                           -------------------------------------
                                           Name: C. Scott Wilson
                                           Title: Vice President

    THIS IS A SIGNATURE PAGE TO THE QUICKSILVER RESOURCES SECOND AMENDMENT TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT